UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 14, 2017

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 College Street, New Haven, Connecticut 06510
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(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 475 230-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2017, the Board of Directors of Alexion Pharmaceuticals, Inc. appointed Paul A. Friedman to Alexion’s Board of Directors, effective immediately. Alexion also announced the retirement of R. Douglas Norby from the Board, effective September 14, 2017, and that Alvin S. Parven notified the Board that he will not stand for re-election at Alexion's 2018 annual meeting of shareholders.

There are no transactions and no proposed transactions between Dr. Friedman (or any member of such individual's immediate family) and Alexion (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Friedman and any other person or entity pursuant to which such individual was appointed as a director of Alexion.

Dr. Friedman will receive compensation for his service on the Board of Directors in accordance with Alexion’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in Alexion’s proxy statement on Schedule 14A for the 2017 annual meeting of shareholders, filed with the SEC on March 31, 2017.

Dr. Friedman served as President and Chief Executive Officer of Incyte Corporation, a biopharmaceuticals company, from 2001-2014. Currently, Dr. Friedman serves as Chairman and Chief Executive Officer of Madrigal Pharmaceuticals, Inc., following its merger with Synta Pharmaceuticals Corporation in July 2016. Earlier in his career, Dr. Friedman held executive and R&D positions with DuPont Pharmaceuticals Research Laboratories, Merck Research Laboratories and Merck Sharp & Dohme Corporation. Dr. Friedman received his M.D. from Harvard Medical School and his B.S. in Biology from Princeton University. Dr. Friedman is currently a director of Incyte Corporation and Madrigal Pharmaceuticals, Inc., both of which are publicly traded biotechnology companies. During the past five years, Dr. Friedman also served as a director of Cerulean Pharma, Inc. and Verastem, Inc., both of which were publicly traded companies during Dr. Friedman's service.

A copy of Alexion's press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 14, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary